UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): October 23, 2015
 AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
 __________________

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2015, American Residential Properties, Inc. (the “Company”) and certain of the Company’s subsidiaries entered into a Separation Agreement (the “Separation Agreement”) with Lani B Porter, Senior Vice President, Operations, who resigned from her position and all offices of the Company and its subsidiaries.
The Separation Agreement provides for severance benefits in the form of payment of a total sum, less deductions and required tax withholdings, of $525,000, to be paid in reasonably equal installments on the Company’s regularly scheduled pay days until October 14, 2016. The Separation Agreement also provides that: (i) beginning on November 1, 2015, the Company will pay the monthly Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) premiums for Ms. Porter through the earliest of (a) April 30, 2017, (b) the expiration of such COBRA coverage, and (c) the date that Ms. Porter becomes eligible for health coverage under an alternative employee benefits plan; and (ii) any equity compensation previously awarded to Ms. Porter, to the extent not vested as of October 15, 2015, will be cancelled.
The summary of the Separation Agreement is qualified in its entirety by reference to the copy of the Separation Agreement filed as an exhibit to this Current Report on Form 8-K, which is hereby incorporated by reference into Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2015, Lani B Porter, Senior Vice President, Operations, entered into a Separation Agreement described under Item 1.01 of this Current Report on Form 8-K, whereby she resigned from her positions and offices held with the Company and its subsidiaries.
Ms. Porter’s responsibilities will be assumed by the Company’s other officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Separation Agreement, dated October 23, 2015, among American Residential Properties, Inc., certain of its subsidiaries and Lani B Porter.
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* Management contract or compensatory plan or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

October 27, 2015	By:	/s/ Stephen G. Schmitz
	Name:	Stephen G. Schmitz
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Separation Agreement, dated October 23, 2015, among American Residential Properties, Inc., certain of its subsidiaries and Lani B Porter.
_____________
* Management contract or compensatory plan or arrangement